Exhibit 99.2

Earnings Presentation Quarter Ended March 31, 2026 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. Equity Ticker: NASDAQ: WHF Market Cap: $164.2MM(1) Credit Rating: Egan-Jones: BBB / DBRS: BBB (low) Portfolio Fair Value: $543.0MM(2) Current Dividend Yield: 13.2%(1)(3) (1) Based on shares outstanding of 21,611,392 and share price of $7.60 as of May 6, 2026. (2) As of March 31, 2026. (3) Based on annualized $0.25 per share quarterly distribution, excluding special and supplemental distributions, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”) NAV / Share: $11.47(2)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. Source: Company filings (1) As of May 6, 2026, based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV.  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $74BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $543.0MM as of March 31, 2026  Investments across 128(2) positions in 65 portfolio companies as of March 31, 2026 − Average Investment Size(3): $3.5MM (Average Debt Investment Size(3): $4.8MM) − Largest Portfolio Company Investment(3): $20.2MM  Invested $2,908MM in 275 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.63 $12.31 $11.68 $11.47 $0.20 $0.32 $0.46 $0.51 $0.58 $0.82 $0.86 $0.87 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.79 $17.33 $18.74 $18.99 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $30.00 $30.46 $31.27 $31.32 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Net asset value Cumulative special dividends paid Cumulative base dividends paid $180 $272 $404 $415 $412 $441 $470 $590 $691 $819 $760 $696 $642 $579 $543 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of March 31, 2026, unless otherwise noted. (1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind. (2) Across 126 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of March 31, 2026, is 8.7%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on borrower reporting and WHF’s target underwriting leverage. Does not include investments in STRS JV. (5) Based on fair value. Does not include the Company’s investments in STRS JV.  Generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital  Differentiated proprietary deal flow from over 70 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries  Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility  11-person investment committee with approximately 350 years of industry experience  Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats: $2,908MM(1) Invested Capital since IPO: ~275(1) Number of Investments Made: ~$3.5MM(2) Average Investment Size: 10.8%(3) All-in Yield: ~4.2x Net Debt / EBITDA of Current Portfolio (4) Companies: ~99.7%(5) Secured Debt as a % of Total Debt: Investment Strategy

5 Summary of Quarterly Results  Q1 Net Investment Income (“NII”) and Q1 Core NII(1) was $5.6 million, or $0.253 per share, which compares with Q4 NII and Q4 Core NII of $6.6 million, or $0.287 per share.  Net realized and unrealized losses on investments and foreign currency transactions for Q1 2026 totaled ($6.3) million, primarily driven by markdowns on investments to Camarillo Fitness Holdings, LLC (f/k/a Honors Holdings, LLC), The Kyjen Company, LLC (d/b/a Outward Hound) and Patagonia Holdco LLC (d/b/a Lumen LATAM).  Voluntary incentive fee waiver on net investment income from its stated annual rate of 20.00% to 17.50% resulted in a $0.2 million irrevocable fee waiver in Q1 2026. Earnings Summary (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.  The Company made gross investment deployments in three new portfolio companies for a total of $18.5 million, made add-on investments to twelve portfolio companies totaling $6.9 million and made net fundings of $0.7 million on revolver loans.  The Company received dispositions and principal repayments of $38.0 million, driven by four full realizations from Trimlite Buyer LLC (d/b/a Trimlite LLC), Monarch Collective Holdings, LLC, Patagonia Holdco LLC (d/b/a Lumen LATAM), and Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.). The Company also transferred two investments, comprised of two existing portfolio companies and two add-ons, to the STRS JV totaling $18.9 million.  The weighted average effective yield on income-producing investments at the end of Q1 2026 was approximately 10.8%, as compared with 11.0% in Q4 2025.  As of March 31, 2026, STRS JV had total assets of $337.2 million. The Company’s return on its investment in STRS JV at the end of Q1 2026 was 13.3%(2).  The investments to The Kyjen Company, LLC (d/b/a Outward Hound) were placed on non-accrual status in Q1 2026. Portfolio Highlights  NAV per share at the end of Q1 2026 was $11.47 per share compared with $11.68 per share from Q4 2025.  Gross leverage levels increased during the quarter to 1.31x from 1.26x at the end of Q4 2025. Net leverage at the end of Q1 2026 was 1.12x compared with 1.15x at the end of Q4 2025.  Repurchased approximately 0.4 million shares, at an average price of $7.31 per share for a total cost of $3.0 million, resulting in net asset value accretion of approximately $0.08 per share. Balance Sheet Update  Declared a quarterly distribution of $0.25 per share and a supplemental distribution of $0.01 per share, totaling $0.26 per share, paid on April 6, 2026. On May 7, 2026, declared a quarterly distribution of $0.25 per share to be paid on July 6, 2026.  Announced to voluntarily waive and reduce the incentive fee on net investment income from its stated annual rate of 20.00% to 17.50% for the next fiscal quarter ending June 30, 2026. Dividend Policy / Other Events

6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Net of fee waivers, if any. (3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Unaudited Quarterly Financials Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (USD in MM, except per share data) Total Investment Income (1) $ 18.8 18.8 $ 17.7 $ 17.3 $ 15.9 $ Expenses Interest Expense 6.2 6.1 5.8 5.0 5.0 Accelerated Amortization related to Refinancing Base Management Fees 2.8 2.8 2.8 2.7 2.6 Performance-based Incentive Fees(2) 1.6 1.7 1.5 1.4 1.2 Other Expenses 1.3 1.7 1.5 1.6 1.5 Total Expenses 12.0 12.2 11.6 10.7 10.3 Net Investment Income 6.8 $ 6.6 $ 6.1 $ 6.6 $ 5.6 $ Net Realized and Unrealized Gain / (Loss) (2.5) (4.3) (6.7) 1.8 (6.3) $ 2.3 4.3 $ (0.6) $ 8.4 $ (0.7) $ Per Share Net Investment Income (NII) 0.29 $ 0.28 $ 0.26 $ 0.29 $ 0.25 $ Core NII (3) $ 0.28 0.29 $ 0.26 $ 0.29 $ 0.25 $ Net Realized and Unrealized Gain / (Loss) (0.10) $ (0.18) $ (0.28) $ 0.08 $ (0.28) $ Earnings / (Losses) 0.18 $ 0.10 $ (0.02) $ 0.36 $ (0.03) $ Dividends Declared 0.385 $ 0.385 $ 0.385 $ 0.250 $ 0.250 $ Special Dividends Declared - $ - $ - $ 0.035 $ 0.010 $ Core NII Dividend Coverage 76% 73% 68% 115% 101% Net Increase/(Decrease) in Net Assets from Operations

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Calculated as the sum of Total Net Assets and Total Gross Debt Outstanding divided by Total Gross Debt Outstanding. Unaudited Quarterly Financials Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (USD in MM, except per share data) Assets Investments at Fair Value 651.0 $ 629.3 $ 568.4 $ 578.6 $ 543.0 $ Cash and Equivalents(1) 33.3 19.6 45.9 29.7 49.4 $ Other Assets 8.2 8.3 11.6 6.8 13.7 $ Total Assets 678.8 $ 670.9 $ 626.0 $ 615.1 $ 606.0 $ Liabilities Debt (net of issuance costs) 361.1 363.2 323.5 323.8 324.1 Other Liabilities 36.2 33.0 37.3 31.5 31.6 Total Liabilities 397.3 $ 396.2 $ 360.8 $ 355.3 $ 355.7 $ Total Net Assets 281.5 $ 274.7 $ 265.2 $ 259.8 $ 250.3 $ Total Liabilities and Net Assets 678.8 $ 670.9 $ 626.0 $ 615.1 $ 606.0 $ Net Asset Value per Share 12.11 $ 11.82 $ 11.41 $ 11.68 $ 11.47 $ Leverage Ratio (2) 1.30x 1.34x 1.24x 1.26x 1.31x Net Leverage Ratio (3) 1.23x 1.22x 1.07x 1.15x 1.12x Asset Coverage Ratio (4) 177.2% 174.6% 180.7% 179.1% 176.2%

8 Portfolio Highlights Note: Numbers may not foot due to rounding (1) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances). (2) Exits and repayments may include sales to STRS JV. Portfolio Highlights Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (USD in MM) Portfolio Activity New Investment Commitments 59.1 $ 53.7 $ 23.2 $ 101.0 $ 30.3 $ Gross Fundings (1) 43.2 47.2 21.9 79.4 28.1 Exits and Repayments (1) (2) (63.1) (37.5) (76.8) (72.4) (58.9) Net Fundings / (Repayments) 9.7 $ (19.8) $ (54.9) $ 7.0 $ (30.8) $ Portfolio Rotation 9.6% 9.9% 10.4% 9.4% 8.9% 5.3% 5.6% 6.1% 5.9% 5.3% 12.5% 10.6% 12.3% 11.2% 9.4% Weighted Average Spread Over The Applicable Base Rate Of New Floating Rate Investments Weighted Average Interest Rate On Investment Realizations Or Repayments Weighted Average Interest Rate On New Investments

Portfolio Highlights 9 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Total Fair Value of Investments $ 629.3 651.0 $ 568.4 $ 578.6 $ 543.0 $ Number of Portfolio Investments 132 134 125 129 128 Number of Portfolio Companies 71 74 66 68 65 Average Investment Size(1) $ 4.0 4.1 $ 3.8 $ 3.7 $ 3.5 $ Average Borrower Size(1) $ 7.5 7.5 $ 7.1 $ 7.1 $ 6.8 $ Average Debt Investment Size(1) $ 5.0 5.2 $ 5.2 $ 5.2 $ 4.8 $ Fair Value as a Percentage of Principal(1)(2) 90.6% 94.0% 92.1% 94.6% 94.0% Total Portfolio Effective Yield (3) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Weighted average effective yield on income-producing investments(1) 12.1% 11.9% 11.6% 11.0% 10.8% Weighted average effective yield on total portfolio(4) 9.6% 9.8% 9.5% 9.1% 8.7% Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)(1) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Percentage of fixed rate investments 1.3% 1.3% 1.3% 1.3% 1.4% Percentage of floating rate investments 98.7% 98.7% 99.1% 98.7% 98.6% Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Sponsor 67.2% 65.9% 65.3% 65.5% 61.8% Non-Sponsor 32.8% 34.1% 34.7% 34.5% 38.2% Total Portfolio Composition by Instrument Type (Fair Value) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 First lien secured loans 79.4% 77.6% 74.7% 74.3% 72.7% Second lien secured loans 0.5% 0.5% 0.6% 0.8% 0.9% Subordinated debt 0.2% 0.2% 0.2% 0.2% 0.2% STRS JV 16.4% 16.9% 18.6% 18.3% 19.5% Equity 3.5% 4.8% 5.9% 6.3% 6.7% Investments on Non-Accrual Status (Debt Investments) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Fair Value of Investments on Non-accrual Status 45.9 $ 24.0 $ 11.5 $ 10.6 $ 14.4 $ Cost of Investments on Non-accrual Status 79.6 $ 39.9 $ 31.9 $ 19.7 $ 29.6 $ % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(5) 7.6% 4.2% 2.2% 2.0% 3.0% % of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5) 12.4% 6.7% 5.9% 3.7% 5.9%

Portfolio Trends Historical Portfolio Trends 10 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non-Accruals (Based on Cost of Investments)(1)(2)(3) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2) BDC Peer Average includes approximately 10-15 publicly traded BDCs with total investments > $500 million & < $1.5 billion. BDC Industry Weighted Average and BDC Industry Median includes approximately 40 publicly traded BDCs. Data is sourced from Raymond James and Company filings as of March 31, 2026. Weighted averages are based on non-accruals as a percentage of amortized cost across total investments. (3)The Company’s Q1 2026 non-accruals is not an indication that the Company performed better than any of the three other measurements during such quarter. 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 98.7% 98.7% 98.6% 0.1% 0.2% 0.4% 0.4% 0.9% 1.3% 1.3% 1.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Floating Fixed 32% 44% 53% 58% 67% 62% 65% 67% 66% 62% 68% 56% 47% 42% 33% 38% 35% 33% 34% 38% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Sponsor Non-Sponsor 52% 77% 81% 85% 85% 80% 78% 74% 73% 39% 21% 11% 4% 3% 3% 1% 1% 1% 9% 3% 3% 3% 3% 2% 4% 6% 7% 6% 7% 9% 15% 17% 18% 19% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2023 2024 2025 2026 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 2.1% 2.9% 0.0% 5.2% 10.0% 3.2% 5.2% 3.3% 3.5% 3.3% 3.5% 4.4% 3.2% 2.8% 2.1% 2.6% 3.2% 2.4% 2.5% 2.2% 2.6% 2.7% 3.0% 3.3% 2.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% WHF BDC Peer Average BDC Industry Weighted Average BDC Industry Median

Investment Performance Ratings 11 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 1 6.3% 2.3% 22.2% 15.4% 8.6% 18.3% 11.0% 4.7% 4.5% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 59.4% 61.5% 81.2% 83.8% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 19.2% 20.1% 7.9% 6.2% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 0.9% 6.1% 2.7% 2.8% 5 1.8% 0.0% 1.3% 1.1% - - 2.2% 1.3% 3.5% 2.7% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Performance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

12 Note: As of March 31, 2026, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity ~99.7% of WHF loans are senior secured 19.5% 3.7% 3.6% 3.5% 2.8% 2.6% 2.6% 2.5% 2.5% 2.4% 54.3% STRS JV ABB/Con-cise Optical Group LLC Telestream Holdings Corporation Future Payment Technologies, L.P. GTT Communications Global, LLC Motivational Marketing, LLC Zephyr Buyer, L.P. Leviathan Intermediate Holdco, LLC Sleep OpCo LLC EducationDynamics, LLC Other STRS JV 7.1% 6.8% 6.5% 6.0% 5.9% 5.3% 4.6% 4.5% 4.1% 4.5% 4.1% 3.6% 37.0% Air Freight & Logistics Education Services Systems Software Data Processing & Outsourced Services Leisure Products Application Software Health Care Supplies Specialized Consumer Services Technology Hardware, Storage & Peripherals Home Furnishings Industrial Machinery & Supplies & Components Interactive Media & Services Other

Yield & Interest Rate Economic Analysis 13 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as the actual amount earned on earning investments, including interest and recurring fee income, but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the 2025 CLO Notes and JPM Revolving Credit Facility borrowings. 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1% 11.9% 11.6% 11.0% 10.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 13.2% 13.2% 13.2% 12.5% 12.0% 11.6% 11.4% 11.1% 10.5% 10.4% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 7.2% 7.2% 7.4% 6.8% 6.4% 6.3% 6.2% 6.1% 5.5% 5.4% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 6.5% 6.5% 6.4% 6.3% 6.1% 5.8% 5.7% 5.5% 5.5% 5.4% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 5.4% 5.4% 5.3% 5.2% 4.8% 4.4% 4.2% 4.3% 4.1% 3.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to March 31, 2026 14 Core NII(2) to Dividend Coverage(3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special or supplemental dividends. Source: Company filings Covered by $0.09 Covered by $0.01 Missed by $0.03 Covered by $0.12 Covered by $0.10 Covered by $0.10 Covered by $0.07 Covered by $0.08 Covered by $0.01 Covered by $0.01 Missed by $0.05 Missed by $0.10 Missed by $0.11 Missed by $0.13 Covered by $0.04 Covered by $0.00 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.1x 4.1x 4.1x 4.1x 4.2x 4.1x 4.1x 4.1x 4.1x 4.2x 4.2x 4.2x 4.2x 4.2x Borrower Leverage through WHF Security Effective Yield $0.33 $0.37 $0.48 $0.46 $0.46 $0.47 $0.46 $0.47 $0.40 $0.39 $0.34 $0.29 $0.28 $0.26 $0.29 $0.25 $0.36 $0.36 $0.36 $0.36 $0.37 $0.37 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.25 $0.25 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Core NII per share Dividends per share

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

Net Asset Value Trends 16 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.21 13.13 12.54 12.34 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.63 12.31 11.68 11.47 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special or Supplemental Dividends Were Paid Net Asset Value

Leverage Migration 17 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.31x Leverage Ratio: 1.26x Driven by net realized and unrealized losses and share repurchases 12/31/2025 QtQ Change 3/31/2026 Outstanding Debt: Outstanding Debt: $328.5 +$0.0 $328.5 NAV: NAV: $259.8 ($9.5) $250.3 Sources Uses Sales & Principal Payments 58.9 Acquisition of Investments 28.1 Net Investment Income 5.6 Dividend Payment 5.6 Other Balance Sheet Changes 2.1 Stock Repurchase Program 3.0 Balance Sheet Cash 29.9 Total $66.6 Total $66.6

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of March 31, 2026, WHF had $4.4MM of deferred debt issuance costs. (2) In June 2025, the Company completed a $298.15 million term debt securitization, of which the 2025 Senior CLO Notes, totaling $174.0 million were issued through a private placement. The Class B Notes, Class C Notes and 2025 Subordinated CLO Notes are fully retained by the Company and eliminated upon consolidation. (3) Gross leverage excluding cash. 3 Current Debt Outstanding (as of March 31, 2026) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2030 S+2.250% payable quarterly Revolving Credit Facility $50.0 $0.0 2037 S+1.700% payable quarterly 2025 Senior Secured CLO Notes $174.0 $174.0 (2) 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) Total Debt $378.5 $328.5 5.4% weighted average cost of debt $250.3 NA Total Shareholders’ Equity/Net Assets Funding Profile Gross Debt to Equity(3) 1.25x-1.35x Target Leverage 18 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 1.23x 1.26x 1.16x 1.20x 1.24x 1.30x 1.34x 1.24x 1.26x 1.31x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Debt/ Equity

19 Appendix

Origination Footprint Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of 70 investment and origination professionals  Regional footprint with 21 dedicated direct lending originators in 12 North American offices  Global platform of 500+ investment professionals across 18 offices in 9 countries and 3 continents  Additional 25+ generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 20 Existing offices with senior originators Headquarters of a current portfolio company (Calgary) Los Angeles Miami New York Boston Atlanta Stamford San Francisco Dallas Cincinnati Washington, D.C. (Winnipeg) Chicago Alaska Nashville Headcount data as of March 31, 2026.

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of March 31, 2026 STRS JV had $2.3MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2029 S+2.25% payable quarterly $173.8 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $128.5 payable quarterly 7.7% weighted average cost of debt Total Debt $402.5 $302.2 Equity $35.0 $32.3 N/A N/A STRS JV Key Terms and Funding Profile  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million  WHF and STRS Ohio share voting control 50%/50%  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of March 31, 2026) ($ in MM) 21

22 Note: As of March 31, 2026, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 5.4% 5.3% 4.2% 4.1% 4.1% 4.0% 3.8% 3.8% 3.5% 3.3% 58.5% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC AB Centers Acquisition Corporation Juniper Landscaping Holdings LLC Drew Foam Companies Inc RCKC Acquisitions LLC Forward Solutions, LLC Pirtek Holdco, LLC Quest Events, LLC Apollon Holdings, LLC Other 10.6% 9.1% 7.2% 7.0% 5.8% 5.5% 5.3% 5.4% 4.2% 4.2% 4.1% 3.3% 28.3% IT Consulting & Other Services Environmental & Facilities Services Diversified Support Services Building Products Advertising Construction & Engineering Technology Hardware, Storage & Peripherals Broadline Retail Health Care Facilities Paper & Plastic Packaging Products & Materials Pharmaceuticals Asset Management & Custody Banks Other

Origination Pipeline Funnel(1) 23 (1) Origination Pipeline figures reflect 2014 through March 31, 2026. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Approximately 70 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce)  With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market  Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Transactions Closed Deals being sourced by over 500 Investment Professionals across H.I.G.’s platform Total % of Sourced 14,203 100.0% 3,119 22.0% 805 5.7% 319 2.2%

24 Corporate Data Board of Directors Investment Committee Corporate Executive Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Sean-Paul Adams Dechert LLP Chairman of the Board Co-Founder, Co-Executive Chairman and Chief Executive Officer B. Riley FBR New York, NY CEO of H.I.G. Capital Stuart Aronson Marco Collazos Rick Shane Corporate Headquarters Director Anthony Tamer Chief Compliance Officer J.P. Morgan 1450 Brickell Avenue Co-Founder and Co-Executive Chairman 31st Floor Jay Carvell of H.I.G. Capital Joyson Thomas Christopher Nolan Miami, FL 33131 Director Chief Financial Officer Ladenburg Thalmann & Co. Inc. Stuart Aronson Transfer Agent G. Stacy Smith Chief Executive Officer and Director Mitchel Penn Equiniti Trust Company, LLC Independent Director Oppenheimer & Co. New York, NY Mark Bernier Rick P. Frier Managing Director of WhiteHorse Capital - U.S. Robert Dodd Investor Relations Contact Independent Director Raymond James 1450 Brickell Avenue John Bolduc 31st Floor Rick D. Puckett Chairman of the Board, Executive Managing Attention: Investor Relations Independent Director Director of H.I.G. Capital Miami, FL 33131 (305) 381-6999 John P. Volpe Javier Casillas Independent Director Chief Investment Officer and Managing Independent Registered Director of WhiteHorse Capital - U.S. Public Accounting Firm Deloitte & Touche LLP Pankaj Gupta New York, NY CEO and Managing Director of WhiteHorse Capital - U.S. Equity Securities Listing NASDAQ: WHF Sobia Khaliq Managing Director of WhiteHorse Capital - U.S. Please visit our website at: www.whitehorsefinance.com David Indelicato Managing Director of WhiteHorse Capital - U.S. Brian Schwartz Co-President of H.I.G. Capital John Yeager Managing Director of WhiteHorse Capital - U.S.